                          BB&T VARIABLE INSURANCE FUNDS

                       SUPPLEMENT DATED NOVEMBER 30, 2006
                                     TO THE
                      BB&T LARGE CAP GROWTH VIF PROSPECTUS
                                DATED MAY 1, 2006

REORGANIZATION OF THE BB&T LARGE CAP GROWTH VIF ("LARGE CAP GROWTH VIF") WITH AND INTO THE BB&T LARGE CAP VIF ("LARGE CAP VIF").

BB&T Asset Management, Inc. has proposed the reorganization of Large Cap Growth VIF with and into the Large Cap VIF and the Board of Trustees has approved such reorganization. Completion of the reorganization is subject to a number of conditions, including approval by the shareholders of the Large Cap Growth VIF. It is expected that this approval will be sought at a shareholder meeting expected to be held in January 2007. Prior to the shareholder meeting, you and your insurance company will receive (i) a Prospectus/Proxy Statement describing in detail the proposed reorganization and summarizing the Board's considerations in recommending that shareholders approve the reorganization and (ii) a voting instruction form and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions. If your insurance company does not receive your voting instructions, it will vote your shares in the same proportion as it votes those shares for which it has received voting instructions.


                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.